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                                            PLANET HOLLYWOOD INTERNATIONAL, INC.
                                                                   Exhibit 10.7B


                   Third Amendment to the License Agreement

                 dated as of November 6, 1998, by and between

             the Registrant and Planet Hollywood (Asia) Pte. Ltd.

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                               THIRD AMENDMENT TO

                                LICENSE AGREEMENT

      THIS THIRD AMENDMENT TO LICENSE AGREEMENT (the "Amended Agreement"), is made and entered into as of the 6th day of November, 1996, by and between PLANET HOLLYWOOD INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware, 7380 Sand Lake Road, Suite 600, Orlando, Florida 32819 (hereinafter referred to as "LICENSOR") and PLANET HOLLYWOOD (ASIA) PTE, LTD., 50 Cuscaden Road, #08-01, HPL House, Singapore 1024, a corporation organized under the laws of the country of Singapore (hereinafter referred to as "LICENSEE").

                              W I T N E S S E T H:

      WHEREAS, LICENSEE entered into a License Agreement dated as of December 4, 1992 with Planet Hollywood, Inc., a Delaware corporation and LICENSOR's predecessor-in-interest by way of statutory merger ("PHI"), pursuant to which PHI accorded LICENSEE the right to use, sublicense or franchise the PLANET HOLLYWOOD name and intellectual property rights to develop Planet Hollywood restaurants in certain territories (the "License Agreement");

      WHEREAS, LICENSOR succeeded to PHI's rights, duties and obligations under the License Agreement pursuant to a reorganization which occurred effective as of January 1, 1995;

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      WHEREAS, the License Agreement has previously been amended on two occasions. The First Amendment to License Agreement was dated as of July 1, 1995 (the "First Amendment"), and the Second Amendment to License Agreement was dated as of October 1, 1995 (the "Second Amendment").

      WHEREAS, LICENSOR and LICENSEE mutually desire to amend said License Agreement again, effective as of the date hereof;

      NOW, THEREFORE, for and in consideration of the premises and of the mutual promises and conditions herein contained, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

      1. Definitions. All terms not herein defined shall have the meanings set forth in the License Agreement.

      2. Amendment to Section 2(b). Section 2(b) of the License Agreement, regarding the Territories licensed to LICENSEE, shall hereby be amended and restated by deleting the existing paragraph in full and replacing it with the following:

            "(b) The "Territories" shall mean the following countries or cities:
      Thailand; Malaysia; The Philippines; Korea; Singapore; Taiwan; South Africa; Hong Kong; Indonesia; China; Australia; India; Egypt; Saudi Arabia; Vietnam; Guam; Auckland, New Zealand; and Hiroshima, Japan; provided, however, that neither LICENSEE nor its permitted assigns shall open a Planet Hollywood restaurant in Hiroshima, Japan until the earlier to occur of (i) the day following the date LICENSOR opens a Planet Hollywood restaurant in Tokyo, Japan, and (ii) November 6, 1998."

      3. Amendment to Section 2(c). Section 2(c) of the License Agreement, regarding the payment of consideration, shall hereby be amended and restated by deleting the existing paragraph in full and replacing it with the following:


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            "(c) LICENSEE agrees to pay LICENSOR, as consideration for the use of the INTELLECTUAL PROPERTY RIGHTS, and as consideration for other services rendered or provided by LICENSOR to LICENSEE in order to permit LICENSEE to perform its obligations under applicable franchise and license agreements, the sum of One Hundred Dollars ($100), plus the amounts of all initial franchise or license fees (for this purpose, initial franchise or license fees shall mean the fees paid by the franchisee or licensee for the franchise other than continuing fees payable based upon the franchisee's or licensee's sales or receipts) paid to LICENSEE for franchises or licenses granted by LICENSEE with respect to operations in the Territories except for the following countries or cities: Singapore; India; Australia; Egypt; Saudi Arabia; Vietnam; Guam; Auckland, New Zealand; and Hiroshima, Japan (LICENSEE shall be entitled to one hundred percent (100%) of the initial franchise or license fees payable with respect to operations such countries). LICENSEE agrees to cause all franchisees or licensees to pay any initial franchise or license fees due to LICENSOR pursuant to this Section 2(c) directly to LICENSOR.

      4. Effect. This Amended Agreement shall supersede and control over the License Agreement to the extent of any conflict therewith. Except as otherwise set forth in this Amended Agreement, all of the remaining provisions of the License Agreement, as amended by the First Amendment and the Second Amendment, shall remain in full force and effect and are hereby ratified and approved.

      IN WITNESS WHEREOF, the parties have executed this Amended Agreement as of the day and year first above written.

                                    PLANET HOLLYWOOD INTERNATIONAL, INC.,
                                    a Delaware corporation


                                    By:
                                         ------------------------------
                                    Name:
                                         ------------------------------
                                    Its:
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                                    PLANET HOLLYWOOD (ASIA) PTE, LTD,
                                    a Singapore corporation


                                    By:
                                         ------------------------------
                                    Name:
                                         ------------------------------
                                    Its:
                                         ------------------------------


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